UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2012

ALL AMERICAN GOLD CORP.
(Exact name of registrant as specified in its charter)

Wyoming	000-54008	26-0665571
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

514 Enfield Road, Delray Beach, FL	33440-2840
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 888-755-9766

700 North High School Road, Suite 203, Indianapolis, Indiana
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Appointment of Certain Officers and Directors; Departure of Certain Officers and Directors

On August 30, 2012, the Board of Directors received the resignation of Brent Welke as a director and officer of the Corporation. Mr. Welke’s resignation was not the result of any disagreements with the Company regarding its operations, policies, practices or otherwise but rather as a result of personal and business reasons.

As of the date of this periodic report, our Board of Directors is comprised of Mr. Gaspar R. Gonzalez.

Item 9.01 Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL AMERICAN GOLD CORP.

/s/ “Gaspar R. Gonzalez”
Gaspar R. Gonzalez

President, Secretary, CEO and Director

Date: September 21, 2012